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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2003
Fischer Imaging Corporation
(Exact name of registrant as specified in its charter)
Delaware	0-19386	36-2756787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12300 North Grant Street, Denver, CO		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(303) 452-6800
n/a
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits
Number	Description
99.1	Press release dated May 15, 2003, “Fischer Imaging Will Delay Filing of Form 10-Q for Quarter Ended March 30, 2003”

Item 12.  Disclosure of Results of Operations and Financial Condition.

On May 15, 2003, Fischer Imaging Corporation announced a delay in the filing of its Report on Form 10-Q for the quarterly period ended March 30, 2003.  The information contained in the press release dated May 15, 2003 regarding the delay is incorporated herein by reference and is filed as exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER IMAGING CORPORATION
(Registrant)
May 15, 2003	/s/ Stephen G. Burke
Date	(Signature)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated May 15, 2003, “Fischer Imaging Will Delay Filing of Form 10-Q for Quarter Ended March 30, 2003”